UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2005

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)		80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01. Regulation FD Disclosure

Merger. On November 28, 2005, Applied Films Corporation, (“AFC”) issued a press release announcing the acquisition of VACUUM COATING Technologies, Inc., a Delaware corporation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Joint Venture. On November 28, 2005, AFC issued a press release announcing the disposition of its fifty percent (50%) stake in its China joint venture, Suzhou NSG AFC Thin Films Electronics Co., Ltd., to its joint venture partner, Nippon Sheet Glass Co., Ltd., a Japanese corporation. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The above press releases are being furnished pursuant to this Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release for the Merger, dated November 28, 2005.

99.2	Press Release for the Joint Venture, dated November 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2005	APPLIED FILMS CORPORATION By /s/ Lawrence D. Firestone —————————————— Lawrence D. Firestone Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release for Merger, dated November 28, 2005.

99.2	Press Release for Joint Venture, dated November 28, 2005.